SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2006

Eagle Bancorp
(Exact name of registrant as specified in its charter)

United States	000-29687	81-0531318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Prospect Avenue, Helena, MT		59601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (406) 442-3080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 16, 2006, Eagle Bancorp (the “Company”) accepted the resignation of its independent registered public accounting firm, Anderson ZurMuehlen & Co., P.C. (“AZ”), effective after the March 31, 2006 Form 10-QSB filing date.

In late 2005, AZ had informed the Company that it could not comply with the partner rotation requirements set forth by the Public Company Accounting Oversight Board, and suggested that its withdrawal could occur either after the completion of the audit for the fiscal year ending June 30, 2006 or earlier. Further, AZ indicated that its preference was to withdraw prior to the June 30, 2006 audit. The Company elected to solicit proposals from six registered public accounting firms, ranging from national to regional firms. Proposals were received from four firms. The Company’s audit committee, in conjunction with members of management, reviewed and evaluated the proposals, which included interviews and reference checks. After thorough analysis, and with the approval of its Board of Directors and audit committee, the Company selected Davis, Kinard & Co., P.C. (“Davis Kinard”) as its new independent registered public accounting firm, and accepted the resignation of AZ. The engagement of Davis Kinard will become effective the fourth quarter of the Company’s fiscal year.

The reports of AZ on the financial statements of the Company for the fiscal years ended June 30, 2005 and June 30, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the two most recent fiscal years ended June 30, 2005 and June 30, 2004, and in the subsequent interim period through March 16, 2006, there were no disagreements between the Company and AZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to AZ’s satisfaction, would have caused AZ to make reference to the subject matter of the disagreement in its report, under Item 304 (a)(1)(iv)(A) of Regulation S-B.

The Company has provided AZ with a copy of the foregoing statements and has requested and received from AZ a letter addressed to the Securities and Exchange Commission stating that AZ agrees with the above statements. A copy of the letter from AZ is attached as Exhibit 16 to this Form 8-K.

During the two most recent fiscal years ended June 30, 2005 and June 30, 2004, and the subsequent interim period through March 16, 2006, the Company did not consult with Davis Kinard regarding any of the matters or events set forth in Item 304 (a)(2) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2006
EAGLE BANCORP

	By:	/s/ Peter J. Johnson
Peter J. Johnson
Executive VP/CFO

Exhibit No.	Description

16	Letter from Anderson ZurMuehlen & Co., P.C.